UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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Famous Dave’s of America, Inc.
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12701 Whitewater Drive, Suite 200

Minnetonka, Minnesota 55343

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 16, 2015

Please take notice that a special meeting of shareholders of Famous Dave’s of America, Inc. (the “meeting”) will be held at the Company’s office at 12701 Whitewater Drive, Minnetonka, Minnesota, on Monday, November 16, 2015, at 4:00 p.m. prevailing local time, or at any adjournment or adjournments thereof, for the purpose of considering and voting on the following proposals:

1.

A proposal to amend the Second Amended and Restated Bylaws, as amended, to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, us and our shareholders; and

2.	A proposal to approve an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 350,000 shares to 700,000.

Shareholders of record on October 9, 2015 will be entitled to vote at the meeting or any adjournments thereof. Under Minnesota law, approval of each proposal requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the meeting, assuming the presence of a quorum.

The accompanying proxy statement contains more information relating to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholder Meeting to be Held on November 16, 2015.

The proxy statement for the meeting, which is included with this Notice, is also available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement on the Internet, visit www.famousdaves.com/proxymaterials.

By Order of the Chief Executive Officer,

ADAM J. WRIGHT

Interim Chief Executive Officer

Approximate Date of Mailing of Proxy Materials: October 26, 2015

Exhibits

Exhibit A –2015 Equity Incentive Plan, as amended

Important Note: A proxy card for voting at the special meeting is enclosed with this Proxy Statement. You may also vote via the Internet or by telephone. Your vote is important. Please timely complete, execute and mail the enclosed proxy card or complete the Internet or telephonic voting procedures.

12701 Whitewater Drive, Suite 200

Minnetonka, Minnesota 55343

PROXY STATEMENT

OF

FAMOUS DAVE’S OF AMERICA, INC.

For a Special Meeting of Shareholders

to be held on November 16, 2015

This Proxy Statement is being furnished by Famous Dave’s of America, Inc., a Minnesota corporation, in connection with the solicitation by the Company of proxies for the purpose described in this Proxy Statement at a special meeting of shareholders (the “meeting”) to be held at the Company’s office at 12701 Whitewater Drive, Minnetonka, Minnesota, on Monday, November 16, 2015, at 4:00 p.m. prevailing local time, or at any adjournment or adjournments thereof. Throughout this Proxy Statement, the terms “the Company,” “Famous Dave’s,” “we,” “our,” “us,” and similar terms refer to Famous Dave’s of America, Inc.

The approximate date on which this Proxy Statement and the accompanying proxy were first sent or provided to shareholders was October 26, 2015.

The business of the meeting is limited to considering and voting upon the following proposals, which are reflected in the accompanying notice:

1.

A proposal to amend the Second Amended and Restated Bylaws, as amended (the “Bylaws”), to provide that the Minnesota Control Share Acquisition Act, codified at Minnesota Statutes, Section 302A.671, will not apply to, or govern in any manner, us or our shareholders; and

2.	A proposal to approve an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 350,000 shares to 700,000.

PROXIES AND VOTING

Registered shareholders may vote in one of three ways: By completing and returning the enclosed proxy card via regular mail or by voting via the Internet or telephone. Specific instructions for using these methods are set forth on the enclosed proxy card. The Internet and telephone procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.

The close of business on October 9, 2015 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting. Only holders of the Company’s common stock as of the record date, or their duly appointed proxies, are entitled to notice of and will be entitled to vote at the meeting or any adjournments thereof. On the record date, there were 6,957,628 shares of the Company’s common stock outstanding. Each such share entitles the holder thereof to one vote at the meeting on each proposal. A quorum, consisting of a majority of the outstanding shares of the Company’s common stock entitled to vote at the meeting, must be present in person or represented by proxy before any action may be taken at the meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no direction is given by a shareholder, the shares will be voted as recommended by the Company’s Board of Directors or a committee thereof (as applicable). If a shareholder abstains from voting, the abstention will be counted for purposes of determining whether a quorum is present at the meeting for the transaction of business as well as shares entitled to vote on the proposals brought before the meeting. Approval of each proposal requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the meeting. Accordingly, an abstention with respect to either proposal will have the same effect as a vote against that proposal. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares. Broker non-votes will not be counted as present for purposes of establishing a quorum and will not be considered entitled to vote at the meeting. Consequently, non-votes generally do not have the same effect as an abstention or a negative vote on the matter.

A shareholder giving a proxy may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Chief Financial Officer of the Company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting in person at the meeting. Presence at the meeting of a shareholder who has signed a proxy does not, alone, revoke that proxy; revocation must be announced by the shareholder at the time of the meeting. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof.

NOTICE TO BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS:

New York Stock Exchange Rule 452 prohibits NYSE member organizations from giving a proxy to vote with respect to the proposed Bylaw amendment or with respect to equity compensation plan authorizations without receiving voting instructions from a beneficial owner. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to the meeting even though the Company is not listed on the New York Stock Exchange. Therefore, brokers will not be entitled to vote shares at the meeting without instructions by the beneficial owner of the shares. AS A RESULT, BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS ARE ADVISED THAT, IF THEY DO NOT TIMELY PROVIDE INSTRUCTIONS TO THEIR BROKER, THEIR SHARES WILL NOT BE VOTED AT THE MEETING.

PROPOSAL 1

AMENDMENT TO THE BYLAWS TO PROVIDE THAT THE

MINNESOTA CONTROL SHARE ACQUISITION ACT WILL NOT

APPLY TO THE COMPANY AND ITS SHAREHOLDERS

Minnesota Business Corporation Act Section 302A.671, commonly referred to as the Minnesota Control Share Acquisition Act (the “Control Share Act”), states that, unless a company’s articles of incorporation or bylaws expressly provide otherwise, the Control Share Act shall apply to any issuing public company. Famous Dave’s is an issuing public company for the purposes of the Control Share Act. The Company’s articles of incorporation and Bylaws currently do not expressly opt out of the Control Share Act.

For the reasons described below, an authorized special independent committee of the Company’s Board of Directors has approved an amendment to our Bylaws to expressly provide that the Control Share Act shall not apply to, or govern in any manner, Famous Dave’s and its shareholders. The special committee also recommended that the bylaw amendment be submitted to our shareholders and that our shareholders approve the bylaw amendment at this meeting.

The proposed amendment is as follows:

RESOLVED, that the Bylaws be amended to add a new Article 10, which shall read in its entirety as follows:

ARTICLE 10

CONTROL SHARE ACQUISITION ACT INAPPLICABLE

Neither Section 302A.449, Subd. 7 nor Section 302A.671 of the Minnesota Statutes nor any successor statutes thereto shall apply to, or govern in any manner, the Corporation or any existing or future control share acquisition of shares of capital stock of the Corporation or limit in any respect the voting or other rights of any existing or future shareholder of the Corporation or entitle the Corporation or its shareholders to any redemption or other rights with respect to outstanding capital stock of the Corporation that the Corporation or its shareholders would not have in the absence of such sections of the Minnesota Statutes or any successor statutes thereto.

SUMMARY OF THE CONTROL SHARE ACT

The Control Share Act was adopted in 1984 as an anti-takeover measure. Generally, the Control Share Act denies voting rights to certain shares acquired by a person who acquires in excess of certain percentage thresholds of voting control of an issuing public company, either in an attempt to take over the company or otherwise, unless the public company’s shareholders vote to allow such shares to vote.

More specifically, the Control Share Act provides that shares of an “issuing public corporation,” such as Famous Dave’s, acquired by an “acquiring person” in a “control share acquisition” that exceed the threshold of voting power of any of the three ranges identified below will not have voting rights, unless the issuing public company’s shareholders vote to accord such shares the voting rights normally associated with such shares. A “control share acquisition” is an acquisition, directly or indirectly, by an “acquiring person” (as defined in the Control Share Act) of beneficial ownership of shares of an issuing public corporation that, but for the Control Share Act, would, when added to all other shares of the issuing public corporation beneficially owned by the acquiring person, entitle the acquiring person, immediately after the acquisition, to exercise or direct the exercise of a new range of voting power of the issuing public corporation with any of the following three ranges: (i) at least 20 percent but less than 33.33 percent; (ii) at least 33.33 percent but less than or equal to 50 percent; and (iii) over 50 percent. Shares acquired in a control share acquisition in excess of any of the three thresholds will have not voting rights, unless voting rights are accorded such shares by an affirmative vote by the issuing public company’s shareholders. Acquisition of beneficial ownership of shares includes the acquisition of the power to vote or direct the voting of shares, whether that power is shared within a group or is held by one shareholder. Certain acquisitions of voting power are exempt from the Control Share Act, including acquisitions directly from the issuing public company.

Delivery of an Information Statement

Prior to a special or annual shareholders meeting to grant voting power to an acquiring person in excess of the applicable threshold under the Control Share Act, the acquiring person must deliver an information statement to the issuing public company. The information statement must disclose, among other things: (a) the identity and background of the acquiring person; (b) the number of shares owned by the acquiring person before the control share acquisition; (c) the terms of the control share acquisition, specifying the resulting range of voting power; and (d) any plans or proposals of the acquiring person to: (i) liquidate the company; (ii) merge or sell all or a substantial part of the assets of the company; (iii) change the location of the company’s principal place of business; (iv) materially change the company’s management or employment policies; (v) change materially the company’s charitable policies; (vi) change materially the company’s relationship with its suppliers or customers; or (vii) make any other material change to the company’s business.

Shareholder Meeting

If requested by the acquiring person at the time the information statement is delivered to the issuing public company, the issuing public company will call a special meeting of the shareholders to consider the voting rights to be accorded the shares acquired or to be acquired pursuant to the control share acquisition. If the acquiring person does not request a special meeting, the matter to consider the voting rights of the shares will be conducted at the company’s next annual meeting or special meeting, provided that the acquiring person delivered the information statement to the company at least 55 days before such meeting.

Vote Required to Grant Voting Rights to Shares

At such a shareholder meeting, shareholders would vote on whether the shares acquired in a control share acquisition, in excess of the range of voting power, shall have the same voting rights as other shares of its class. Shareholder approval of voting rights for shares in excess of the applicable threshold under the Control Share Act requires (i) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, including all shares held by the acquiring person and (ii) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, excluding shares owned by the acquiring person, any officer of the company and any employees of the company who are directors of the company. If shareholders vote to grant voting rights to the shares acquired in the control share acquisition, the control share acquisition must have been completed prior to the time of shareholder approval or within 180 days after approval, or another shareholder vote would be required.

Company’s Right to Redeem Shares

The issuing public company has an option to call for redemption all, but not less than all, shares acquired in the control share acquisition that exceed 20% of the outstanding voting power (or such higher threshold of voting power for which shareholder approval has not been obtained) at a price equal to the fair market value of the shares at the time the call is given if (i) the acquiring person fails to deliver the information statement to the issuing public company by the tenth day after the control share acquisition; or (ii) shareholders have voted not to accord voting rights to the shares acquired in the control share acquisition.

The foregoing summary does not purport to be a complete statement of the provisions of the Control Share Act. The foregoing summary is qualified in its entirety by reference to the Control Share Act and other pertinent provisions of Chapter 302A of the Minnesota Statutes. A copy of the Control Share Act and other pertinent provisions of the Minnesota Statutes are included as Exhibit A to this Proxy Statement.

APPOINTMENT OF SPECIAL COMMITTEE

With the addition of several new directors over the last two years, our Board of Directors has initiated a review of certain of Famous Dave’s governance policies and practices. As part of that review, our Board of Directors reviewed and discussed the features of Minnesota law applicable to Famous Dave’s, including the Control Share Act. In August 2015, our Board of Directors appointed an independent special committee and empowered that special committee to consider the application of the Control Share Act to Famous Dave’s and our shareholders. If determined by the special committee, the special committee was also empowered to approve an amendment to our Bylaws to cause the Control Share Act to be inapplicable to the Company.

The special committee, which is comprised of Patrick D. Walsh, consists solely of directors who would be eligible to approve an amendment to our Bylaws if there were a shareholder proposal to do so. However, the Bylaw amendment is being proposed by the special committee and not by any shareholder. The proposed amendment is not in response to any specific effort by a shareholder or group of shareholders to engage in transactions that would otherwise be subject to the Control Share Act. To the Company’s knowledge, there has been no “acquiring person” or “control share acquisition” within the meanings of the Control Share Act.

The special committee has approved an amendment to our Bylaws to provide expressly that the Control Share Act shall not apply to, or govern in any manner, Famous Dave’s and its shareholders. The special committee has also recommended that the Bylaw amendment be submitted to our shareholders and that our shareholders approve the Bylaw amendment at this meeting.

REASONS FOR THE RECOMMENDATION OF THE SPECIAL COMMITTEE

In evaluating the proposed amendment and determining to recommend that our shareholders approve it, the special committee considered each of the factors set forth below, some of which may weigh against the proposed amendment and some of which may weigh in favor of the proposed amendment. The special committee did not find it practicable, and did not attempt, to quantify, rank or otherwise assign relative weight to these factors. We believe that each shareholder’s decision on the question is likely to depend primarily on how that shareholder weighs these factors in addition to any other factors that the shareholder may consider relevant. Accordingly, you are urged to make your own decision regarding the proposed amendment based on all available information.

Potential Factors Weighing Against the Proposed Amendment

The Control Share Act may increase shareholders’ decision-making authority in connection with hostile takeover bids. The Control Share Act purports to protect shareholders against hostile takeover bids by limiting the voting rights of a shareholder acquiring a substantial percentage of the voting shares of a corporation in an attempted takeover, unless holders of a majority of the voting power of the disinterested shares approve full voting rights for the substantial shareholder. In this way, the Control Share Act is intended to provide the shareholders with the same collective decision-making authority they would have if the acquiror attempted to gain control of the enterprise through a merger or sale of assets. While individual shareholders would be unlikely to negotiate effectively with an acquiror, giving shareholders a voice in control contests may ultimately lead to a better offer through their collective bargaining power. However, the rise of professional arbitrageurs has undercut this argument somewhat. In a takeover contest, professional arbitrageurs who take positions in the stock shortly after announcement of the hostile takeover will vote for the acquiring shareholder so that the takeover can be completed and the arbitrageurs can receive the takeover premium on their shares, repay the short-term debt used to acquire the shares, and retain the profit. The greater the positions of the arbitrageurs, the more likely voting rights will be restored by shareholder approval under the Control Share Act.

The Control Share Act may increase the Board’s ability to manage the business and affairs of the Company. The Control Share Act focuses on maintaining the balance of power between the board of directors and the shareholders. A hostile tender offer gives shareholders the right to not only liquidate their stock, but also to effectively sell the entire enterprise to an acquiror without board approval. This alters the traditional allocation of power between the board, which is empowered to manage the business and affairs of the corporation, and the shareholders, who may have a much shorter-term focus.

The Control Share Act may increase the Board’s bargaining position in responding to acquisition proposals. The Control Share Act may provide the benefit of reasserting the primacy of the board by affording the board more time to respond to an acquisition proposal, to consider and pursue alternatives to it, and to serve as a bargaining agent for the shareholders seeking a higher price.

The Control Share Act may help to ensure a better offer where a hostile takeover has been preceded by a “creeping” share acquisition. The Control Share Act may help ensure a better offer where the hostile takeover has been preceded by a “creeping” acquisition of shares. Through the creeping takeover, the acquiror may ultimately gain control of a significant number of shares without paying the associated control premium for some of those shares. The Control Share Act operates as a check on a creeping acquisition by deterring acquisitions beyond the established thresholds, which may help ensure that a control premium is paid on a greater number of shares with the resulting greater benefit to shareholders.

Potential Factors Weighing For the Proposed Amendment

The Control Share Act may have the effect of entrenching the board and management. The Control Share Act may operate to improperly entrench the board and management and such improper entrenchment may lead to loss of shareholder value because it protects the board and management from takeovers and subsequent removal or termination of employment. While there are many scholarly articles analyzing whether takeover defenses such as the Control Share Act reduce or enhance target firm shareholder wealth and whether takeover defenses deliver higher or lower premiums to target firm shareholders, there appears to be no general consensus on these questions.

The Control Share Act applies in the absence of a takeover threat. The consequences of the Control Share Act apply based solely on the specified thresholds of ownership, not only if the shareholder seeks a change in control of the corporation. Accordingly, the Control Share Act has been criticized as overbroad in its application to legitimate shareholder activity that has no takeover implications and overbroad in that it prevents shareholder activity that arguably benefits shareholders.

Takeover protections, other than the Control Share Act, are available to the Company. Even in the absence of the Control Share Act, the Company will be afforded antitakeover protections under the provisions of its organizational documents and under other provisions of Minnesota law. These include the protections described below, among others:

•

Ability to issue “blank check” preferred stock and adopt a shareholder rights plan. The Company’s articles of incorporation gives the Board of Directors broad discretion to establish voting, dividend, conversion and other rights for its preferred stock if and when it is issued. This “blank check” preferred stock provides the board with strategic flexibility to authorize the issuance of preferred stock in conjunction with a shareholders’ rights plan (commonly referred to as a “poison pill”) or a placement with a friendly investor (common referred to as a “white knight”).

•

Advance notice requirements for shareholder proposals and director nominations. The Bylaws contain provisions requiring that shareholders satisfy a number of requirements before director nominations or other matters may be properly brought before a meeting of shareholders. Any proposal or nomination not made in accordance with the advance notice requirements of the Company’s bylaws may not be considered at the meeting.

•

Limitations on the matters that may be considered at a special shareholders’ meeting. If a shareholder or group of shareholders succeeds in satisfying the various requirements to call a special meeting of shareholders, the business that may be conducted at the special meeting will be limited. In particular, a written request from a shareholder to call a special meeting will be ineffective if it relates to an item of business that is identical or substantially similar to an item of business for which a record date was previously fixed and the shareholder’s demand for a special meeting is delivered between the day after such previous record date and the one-year anniversary thereof, or if a similar item has been presented at the most recent annual meeting or at any special meeting held within the one-year prior. These limitations may have anti-takeover effects.

•

Ability to Increase Board Size. The Bylaws and the Minnesota Business Corporation Act (the “MBCA”) permit the board to increase the authorized number of directors. The resulting vacancies may be filled by the directors. An increase in the number of directors may be appropriate as a response to a takeover attempt under certain circumstances.

•

Prohibition on Cumulative Voting. The Company’s articles of incorporation prohibit cumulative voting in the election of directors. Cumulative voting allows shareholders to multiply the number of shares owned by the number of directorships being voted. The votes may be cast in any manner that the holder chooses – all for one director or any combination thereof. Cumulative voting allows minority shareholders to have a better chance of naming at least one representative on the board of directors by aggregating all of their votes to one candidate. The prohibition on cumulative voting therefore may have an anti-takeover effect under certain circumstances.

•

Minnesota Business Combination Act. Unless approved by a committee of disinterested directors, the MBCA prohibits an issuing public corporation from engaging in any “business combination” or to vote, consent, or otherwise act to authorize a subsidiary to engage in a business combination involving any “interested shareholder” or any affiliate or associate of the interested shareholder for a period of four years following the interested shareholder’s “share acquisition date.” An “interested shareholder” is a person that beneficially owns directly or indirectly shares constituting 10% of the outstanding voting power, as well as affiliates and associates of the Company, that within the preceding four years beneficially owned, directly or indirectly, at least 10% of the voting power. Generally, the date on which a person first becomes an interested shareholder is defined as the “share acquisition date.” “Business combination” is defined broadly to include a number of different transactions, including a merger, exchange, sale, certain leases of property, the issuance by the corporation of any series of common stock equal to 5% or more of the aggregate market value of all the outstanding shares of common stock, reverse stock splits (and other reclassifications) and recapitalizations. The four-year prohibition on business combinations does not apply if either the business combination or the acquisition of shares by the interested shareholder on the interested shareholder’s share acquisition date is approved by a disinterested committee of the board before the interested shareholder’s share acquisition date or on the share acquisition date but before the shareholder becomes an interested shareholder. A disinterested committee must be formed promptly by the issuing public corporation’s board if a person makes a good faith definitive proposal in writing to the board regarding a business combination or an acquisition of shares that would result in the acquiring shareholder becoming an interested shareholder.

•

Anti-Greenmail Provisions. The MBCA prohibits the Company from repurchasing its shares from a more than 5% shareholder who has held such shares for less than two years at a price greater than “market value” unless the repurchase has been approved by a majority of all outstanding shares or unless an offer of at least equal value is made to all shareholders.

•

Fair Price Law. The MBCA prohibits an acquiring person who has engaged in a “takeover offer” from acquiring additional shares of the Company for a period of two years after the initial offer unless the other shareholders are given the opportunity to dispose of their shares on substantially equivalent terms as those provided in the earlier takeover offer. This prohibition does not apply if the proposed acquisition of shares is approved, before the purchase of any shares by the offeror pursuant to the earlier takeover offer, by a committee of the board of directors comprised solely of directors who: (i) are not, nor have been in the preceding five years, officers or employees of the Company, (ii) are not the offerors in the takeover offer or affiliates or associates of the offeror, (iii) were not nominated for election as directors by the offeror or any affiliates or associates of the offeror and (iv) were directors at the time of the first public announcement of the earlier takeover offer or were nominated, elected, or recommended for election as directors by a majority of the directors.

IMPACT ON FAMOUS DAVE’S IF SHAREHOLDERS APPROVE THE PROPOSED BYLAW AMENDMENT

A vote to approve this proposal to amend our Bylaws to opt out of the Control Share Act will allow an acquiring person to increase its beneficial ownership of Famous Dave’s shares without triggering the voting limitations, information statement obligations, redemption rights and other provisions of the Control Share Act.

If the proposed Bylaw amendment is approved, it means that any shareholder (or group of shareholders), including shareholders who acquire the power to vote or direct the voting of more than 20% of the voting power of the Company, will be entitled to vote upon all matters affecting the Company, including votes with respect to Board of Directors composition, mergers, acquisitions, dissolution, or other significant matters. For example, if a shareholder were to make a control share acquisition that had the effect of increasing its beneficial ownership of the Company from 19% to 25% (or more), and the Control Share Act does not apply, such shareholder would no longer have to comply with the disclosure requirements of the Control Share Act or seek shareholder approval in order to exercise voting power over the number of shares representing more than 20% of the voting power of the Company’s outstanding shares.

IMPACT ON FAMOUS DAVE’S IF SHAREHOLDERS DO NOT APPROVE THE PROPOSED BYLAW AMENDMENT

If the proposed Bylaw amendment is not approved, the Company will remain subject to the Control Share Act, which means that if a shareholder were to make a control share acquisition that had the effect of increasing its beneficial ownership of Famous Dave’s from 19% to 25% (or more), such shareholder would have to comply with the disclosure requirements of the Control Share Act and seek shareholder approval in order to exercise voting power over the number of shares representing more than 20% of the voting power of the Company’s outstanding shares.

The special committee recommends that you vote FOR the amendment to the Bylaws in order to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, Famous Dave’s and its shareholders.

PROPOSAL 2

AMENDMENT TO THE COMPANY’S

2015 EQUITY INCENTIVE PLAN

The Company maintains the Famous Dave’s of America, Inc. 2015 Equity Incentive Plan (as amended to date, the “2015 Plan”), pursuant to which 350,000 shares of the Company’s common stock are currently reserved for issuance in the form of incentive grants, as described below. The purpose of the 2015 Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees (including officers), consultants and directors of the Company.

The Company’s Board of Directors has approved a proposed amendment to the 2015 Plan that would increase the number of shares reserved for issuance thereunder by 350,000 shares.

As indicated above, 350,000 shares of the Company’s common stock were initially approved for issuance under the 2015 Plan at the Company’s annual meeting in May 2015. All incentives granted since initial approval of the 2015 Plan have taken the form of non-qualified stock options. During this time, stock options to purchase 71,324 shares have been granted as new hire incentives to an executive officer and 100,000 shares have been reserved for issuance under a consultant stock option. We expect to grant additional options in the near future to non-employee consultants in connection with their engagement to provide services. We expect that these grants will substantially deplete the available share reserve under the 2015 Plan. We are therefore proposing to increase the maximum number of shares of common stock approved for issuance under the 2015 Plan to 700,000 in accordance with the proposed amendment.

Shareholders are often interested in the potential for equity dilution resulting from grants of equity incentives (performance shares, stock options, restricted stock, etc.) under a company’s equity compensation plans. The percentage amount by which current shareholders’ equity interests may be diluted as a result of such grants is commonly referred to as the “overhang.” The overhang is calculated by dividing (i) the total number of incentives granted and available for grant under equity compensation plans, by (ii) the total shares outstanding assuming the exercise of all outstanding incentives and the grant and exercise of all available incentives. If the proposed amendment to the 2015 Plan is adopted by the Company’s shareholders, the overhang for all of the Company’s equity compensation plans would be approximately 11.4%, based on the total shares outstanding as of October 9, 2015 and incentives granted and available for grant under equity compensation plans as of October 9, 2015 but giving effect to the proposed amendment.

Description of the 2015 Plan

The material features of the 2015 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2015 Plan, which is included as Exhibit A to this Proxy Statement. Shareholders are urged to read the actual text of the 2015 Plan in its entirety.

Eligibility. Our employees, directors and consultants are eligible to participate in the 2015 Plan.

Administration. The 2015 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2015 Plan to a committee. Our Board of Directors has delegated authority to administer the 2015 Plan to the compensation committee, but may, at any time, revest in itself some or all of the power previously delegated to this committee. Our compensation committee may make grants of cash and equity awards under the 2015 Plan to facilitate compliance with Section 162(m) of the Code. The Board of Directors and the compensation committee are each considered to be a plan administrator for purposes of this proposal.

Subject to the terms of the 2015 Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and the terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2015 Plan.

The plan administrator may also delegate to one or more of our directors or officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that the Board of Directors must specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer, and such officer may not grant a stock award to himself or herself.

Shares Available for Awards. Currently, the aggregate number of shares of our common stock reserved for issuance under the 2015 Plan may not exceed 350,000 shares. If this proposal is approved, the aggregate number of shares of our common stock reserved for issuance under the 2015 Plan will not exceed 700,000 shares.

If a stock option or SAR granted under the 2015 Plan expires or is terminated or canceled unexercised as to any shares of common stock, such shares shall be added back to the 2015 Plan share reserve and shall be available again for issuance under the 2015 Plan. If the full number of shares subject to a performance based-stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the 2015 Plan share reserve and shall be available again for issuance under the 2015 Plan. If shares of common stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares that are forfeited or repurchased shall be added back to the 2015 Plan share reserve and shall be available again for issuance under the 2015 Plan. Shares withheld or deducted from an Incentive in satisfaction of tax withholding obligations on an incentive or as consideration for the exercise or purchase price of an Incentive will not be added back to the Plan share reserve and will not again become available for issuance under the Plan.

Types of Awards. Incentives under the Plan may be granted in any one or a combination of the following forms: incentive stock options and non-statutory stock options, stock appreciation rights, or SARs; stock awards, restricted stock awards and restricted stock unit awards, performance share and performance cash awards, and other forms of incentives valued in whole or in part by reference to, or otherwise based on, our common stock, including the appreciation in value thereof.

Stock Options. Non-qualified and incentive stock options may be granted to eligible participants to purchase shares of common stock from the Company. The 2015 Plan confers on the Board of Directors the discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option, provided that the purchase price shall be not less than the fair market value of the common stock subject to the option on the date of grant.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of an SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Board of Directors has the discretion to determine the number of shares as to which an SAR will relate as well as the duration and exercisability of an SAR.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the Board of Directors.

Restricted Stock and Restricted Stock Units. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock that are subject to restrictions on their sale or other transfer by the participant which restrictions will lapse after a period of time not less than three years as determined by the Board of Directors. The price at which restricted stock will be sold will be determined by the Board of Directors, and it may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the 2015 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares. The 2015 Plan also permit grants of restricted stock units, which are units that evidence the right to receive shares of common stock at a future date, subject to restrictions that may be imposed by the Board of Directors.

Performance Awards. The 2015 Plan allows us to grant cash and stock-based performance awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board of Directors, and/or, to the extent consistent with Section 162(m) of the Code, the compensation committee or the Board of Directors; provided, however, that any performance period must be at least one year in length.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board of Directors will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), the Board of Directors will establish the performance goals, based upon one or more criteria, which we refer to as performance criteria, enumerated in the 2015 Plan and described below.

Performance goals under the 2015 Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an incentive is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board of Directors. Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

Section 162(m) Limits. Under the 2015 Plan, a maximum of 350,000 shares of our common stock may be granted to any one participant during any one calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. In addition, the maximum amount covered by performance awards that may be granted to any one participant in any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals described below) is 350,000 shares of our common stock in the case of performance share awards and $2,000,000 in the case of performance cash awards. Such limits are designed to allow us to grant awards that are exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. If a performance share award is in the form of an option, it will count only against the performance stock award limit. If a performance share award could be paid out in cash, it will count only against the performance stock award limit.

Limitation of Director Awards. Under the 2015 Plan, no director who is not also an employee of the Company or its affiliates may be granted incentives denominated in shares that exceed in the aggregate $500,000 in value in any calendar year, except to the extent that the incentive is awarded pursuant to an election by the directors to receive such incentive in lieu of all or a portion of annual and committee retainers and meeting fees.

Repricing; Cancellation and Re-Grant of Stock Awards. Except in connection with certain capitalization adjustments, neither the Board of Directors nor any committee will have the authority to reduce the exercise, purchase or strike price of any outstanding options or SAR under the 2015 Plan, or cancel any outstanding options or SARs that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other incentives under the 2015 Plan, unless the shareholders of the Company have approved such an action within twelve months prior to such an event.

Changes to Capital Structure. In the event of certain capitalization adjustments, the Board of Directors will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2015 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions. In the event of a corporate transaction (as defined in the 2015 Plan and described below), the Board of Directors may have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or consummation of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board of Directors at the time of grant:

•

arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting, in whole or in part, (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

•

cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board of Directors may consider appropriate; and

•

cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for a payment, in such form as may be determined by the Board of Directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable in connection with such exercise.

The Board of Directors is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board of Directors may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2015 Plan, a corporate transaction will be deemed to occur in the event of the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of more than 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. In the event of a change in control (as defined in the 2015 Plan), the Board of Directors or a comparable committee of any corporation assuming the obligations of the Company under the 2015 Plan may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding stock options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to participant or they will terminate, and that all performance shares granted to participants are deemed earned at 100% of target levels and shall be paid.

Plan Amendments and Termination. Our Board of Directors may amend, modify, suspend, discontinue or terminate the 2015 Plan at any time as it deems necessary or advisable; provided, however, any amendment or modification that (a) increases the total number of shares available for issuance pursuant to incentives granted under the 2015 Plan, (b) deletes or limits the prohibition of re-pricing incentives, or (c) requires the approval of the Company’s shareholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s shareholders. In general, however, no amendment, modification, suspension, discontinuance or termination of the 2015 Plan shall impair a participant’s rights under an outstanding incentive without his or her written consent.

Transferability of Incentives. Incentives granted under the 2015 Plan may not be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the 2015 Plan or the incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder). However, stock options may be transferred by the holder thereof to such holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

Clawback Policy. Awards granted under the 2015 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, or other applicable law. In addition, the Board of Directors may impose other clawback, recovery or recoupment provisions in an award agreement as the Board of Directors determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2015 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options. The 2015 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code, or an ISO. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights. We may grant under the 2015 Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2015 Plan. Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Securities Authorized for Issuance under Equity Compensation Plans

The Company maintains the 1998 Director Stock Option Plan (the “Director Plan”), the 2005 Stock Incentive Plan (the “2005 Plan”), and the 2015 Plan. The Director Plan and the 2005 Plan prohibit the granting of incentives after June 10, 2008 and May 12, 2015, respectively, the tenth anniversary of the date such plans were approved by the Company’s shareholders. Nonetheless, the Director Plan and the 2005 Plan will remain in effect until all outstanding incentives granted thereunder have either been satisfied or terminated.

The purpose of the Director Plan was to encourage share ownership by Company directors who are not employed by the Company in order to promote long-term shareholder value through continuing ownership of the Company’s common stock. The purpose of the 2005 Plan was to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate team members (including officers), certain key consultants and directors of the Company.

The Director Plan, the 2005 Plan and the 2015 Plan have each been approved by the Company’s shareholders.

The following table sets forth certain information as of December 28, 2014 with respect to the Director Plan, the 2005 Plan and the 2015 Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights (A)	Weighted- Average Exercise Price of Outstanding Options (B)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by shareholders:
1998 Director Stock Option Plan	5,000		$10.98	—
2005 Stock Incentive Plan	238,000		$28.04	350,462
2015 Equity Incentive Plan (1)	0	$	N/A	0

TOTAL	243,570		$27.69	350,462
Equity compensation plans not approved by shareholders:
None	—		—	—

(1)

The 2015 Plan was adopted upon approval by the Company’s shareholders on May 5, 2015. As of October 9, 2015, 171,324 shares were issuable upon the exercise of outstanding options, warrants and rights granted under the 2015 Plan at a weighted average exercise price of $13.08, and 178,676 shares remained available for future issuance under the 2015 Plan.

OWNERSHIP OF SECURITIES

The Company has one class of voting securities outstanding, common stock, $0.01 par value, of which 6,957,628 shares were outstanding as of the close of business on October 9, 2015, the record date for the meeting. Each share of common stock is entitled to one vote on matters put to a vote of shareholders.

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of the record date by (i) each director, (ii) each of the Company’s executive officers, (iii) all named directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock. Unless otherwise indicated, the address of each of the following persons is 12701 Whitewater Drive, Suite 200, Minnetonka, Minnesota 55343, and each such person has sole voting and investment power with respect to the shares of Common Stock set forth opposite each of their respective names.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percentage of Total
Executive Officers:
Adam J. Wright (interim Chief Executive Officer and Director)	438,161	(1)	6.30%
Richard A. Pawlowski (Chief Financial Officer)	27,959	(2)	*
Abelardo Ruiz (Chief Operating Officer)	4,458	(3)	*
Non-Employee Directors:
Anand Gala (Director)	0		*
Joseph M. Jacobs	1,332,711	(4)	19.15%
Jonathan P. Lennon	923,361	(5)	13.27%
Richard A. Shapiro	10,000		*
Patrick D. Walsh	433,752	(6)	6.23%
Bryan L. Wolff	20		*
All directors and executive officers as a group (9 people)	3,170,422	(7)	45.37%
5% Beneficial Owners:
Wexford Capital LP 411 West Putnam Avenue, Suite 125 Greenwich, CT 06830	1,332,711	(8)	19.15%
LionEye Capital Management LLC 152 West 57th Street, 10th Floor New York, NY 10019	1,236,108	(9)	17.77%
Pleasant Lake Partners LLC 110 Greene Street, Suite 604 New York, NY 10012	923,361	(10)	13.27%
SAB Capital Management, L.L.C. 767 Fifth Avenue, 44th Floor New York, NY 10153	701,506	(11)	10.08%
Cambridge Global Asset Management 2 Queen Street East, Twentieth Floor Toronto, Ontario M5C 3G7	500,000	(12)	7.19%
Blue Clay Capital Management, LLC 800 Nicollet Mall, Ste. 2870 Minneapolis, MN 55402	429,521	(13)	6.17%
PW Partners Capital Management LLC 141 W. Jackson Blvd., Suite 300 Chicago, IL 60604	381,177	(14)	5.48%

*	less than 1%

(1)

Includes 8,640 shares owned directly by Adam J. Wright, 171,744 shares held by Blue Clay Capital Master Fund Ltd (the “Master Fund”) and 257,777 shares held by Blue Clay Capital Partners Co I LP (the “Limited Partnership”). See Note 13 below.

(2)	Includes 26,000 shares that Mr. Pawlowski has the right to acquire within 60 days of October 1, 2015.

(3)	Includes 4,458 shares that Mr. Ruiz has the right to acquire within 60 days of October 1, 2015.

(4)

Includes a total of 1,332,711 shares held by Debello Investors LLC, Wexford Focused Investors LLC, and Wexford Spectrum Investors LLC (collectively, the “Purchasing Entities”). Mr. Jacobs disclaims beneficial ownership of the shares held by the Purchasing Entities except to the extent of his actual pecuniary interest therein. See Note 8 below.

(5)	Includes a total of 923,361 shares held for the accounts of Pleasant Lake Offshore Master Fund L.P. and Pleasant Lake Co-Invest I LLC. See note 10 below.

(6)	Includes 52,575 shares owned directly by Patrick D. Walsh and 381,177 shares owned by PW Partners Atlas Fund LP. See Note 14 below.

(7)	Includes 30,458 shares that such individuals have the right to acquire within 60 days.

(8)

Based upon joint statements on Schedule 13D filed with the SEC on June 22, 2015. Includes 29,785 shares that are directly owned by Debello Investors LLC (“DI”), 61,973 shares that are directly owned by Wexford Focused Investors LLC (“WFI”), and 1,240,953 shares that are directly owned by Wexford Spectrum Investors LLC (“WSI”, and together with DI and WFI, the “Purchasing Entities”). Wexford Capital LP (“Wexford Capital”) may, by reason of its status as manager of the Purchasing Entities, be deemed to own beneficially the securities of which the Purchasing Entities possess beneficial ownership. Wexford GP LLC (“Wexford GP”) may, as the General Partner of Wexford Capital, be deemed to own beneficially the securities of which the Purchasing Entities possess beneficial ownership. Each of Charles E. Davidson (“Davidson”) and Joseph M. Jacobs (“Jacobs”) may, by reason of his status as a controlling person of Wexford GP, be deemed to own beneficially the securities of which the Purchasing Entities possess beneficial ownership. Each of Wexford Capital, Wexford GP, Davidson and Jacobs shares the power to vote and to dispose of the securities beneficially owned by the Purchasing Entities. Each of Wexford Capital, Wexford GP, Davidson and Jacobs disclaims beneficial ownership of the securities owned by the Purchasing Entities and the joint statements on Schedule 13D are not an admission that they are the beneficial owners of such securities except, in the case of Davidson and Jacobs, to the extent of their personal ownership interests in any of the members of the Purchasing Entities.

(9)

Based upon joint statements on Schedule 13D/A filed with the SEC on August 7, 2015. Includes (i) 781,534 shares that are beneficially owned by LionEye Master Fund Ltd (“LionEye Master Fund”), (ii) 81,332 shares beneficially owned by LionEye Onshore Fund LP (“LionEye Onshore”), and (iii) 373,242 shares held in certain management accounts (the “LionEye Capital Management Accounts”). LionEye Advisors LLC (“LionEye Advisors”), as the general partner of LionEye Onshore, may be deemed the beneficial owner of the beneficially owned by LionEye Onshore. LionEye Capital Management LLC (“LionEye Capital Management”), as the investment manager of LionEye Master Fund, LionEye Onshore and the LionEye Capital Management Accounts, may be deemed the beneficial owner of the shares beneficially owned by LionEye Master Fund and LionEye Onshore, and held in the LionEye Capital Management Accounts. Each of Messrs. Stephen Raneri and Arthur Rosen, as a managing member of each of LionEye Capital Management and LionEye Advisors, may be deemed the beneficial owner of the shares beneficially owned by LionEye Master Fund and LionEye Onshore, and held in the LionEye Capital Management Accounts. Each reporting person, as a member of a “group” with the other reporting persons for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, may be deemed the beneficial owner of the shares directly owned by the other reporting persons. Each reporting person disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein.

(10)

Based upon joint Statement of Changes in Beneficial Ownership on Form 4 filed with the SEC on June 17, 2014. Shares reported represent 548,555 shares held for the account of Pleasant Lake Offshore Master Fund L.P. (the “Master Fund”) and 374,806 shares held for the account of Pleasant Lake Co-Invest I LLC (“Co-Invest I”). Pleasant Lake Partners LLC (“PLP”) serves as the investment manager of the Master Fund and as manager of Co-Invest I. Pleasant Lake Onshore GP LLC (“GP LLC”) serves as General Partner of the Master Fund and as Managing Member of Co-Invest I. PLP MM LLC is the managing member of PLP. Jonathan Lennon serves as manager of PLP MM LLC and GP LLC. Each of the reporting persons disclaims beneficial ownership of the shares reported herein except to the extent of its or his pecuniary interest therein, and the filing of the above referenced Form 4 shall not be construed as an admission that any of the reporting persons is the beneficial owner of any such shares for purposes of Section 16(a) of the Securities Exchange Act of 1934 or for any other purpose.

(11)

Based upon joint Statement of Changes in Beneficial Ownership on Form 4 filed with the SEC on March 20, 2015. Shares reported are held for the account of each of SAB Capital Partners, L.P., a Delaware limited partnership (“SAB”), SAB Capital Partners II, L.P., a Delaware limited partnership (“SAB II”), and the SAB Overseas Master Fund, L.P., a Delaware limited partnership (“SAB Overseas”). These shares may be deemed to be indirectly beneficially owned by the following, each of whom is a reporting person: SAB Capital Advisors, L.L.C. (the “General Partner”), which serves as the general partner of each of SAB, SAB II and SAB Overseas; SAB Capital Management, L.P. (the “Investment Manager”), which serves as the investment manager of each of SAB, SAB II and SAB Overseas; SAB Capital Management, L.L.C. (the “IMGP”), which serves as the general partner of the Investment Manager; and Scott A. Bommer, who serves as the managing member of each of the General Partner and IMGP. Each reporting person disclaims beneficial ownership of the shares except to the extent of his or its pecuniary interest therein, and the above referenced Form 4 shall not be deemed an admission that such reporting person is the beneficial owner of the shares for purposes of Section 16 of the Securities Exchange Act of 1934, or for any other purpose.

(12)	Based upon a statement on Schedule 13G filed with the SEC on February 12, 2015.

(13)

Based upon joint statements on Schedule 13D filed with the SEC on June 13, 2014. Includes 171,744 shares held by Blue Clay Capital Master Fund Ltd (the “Master Fund”) and 257,777 shares held by Blue Clay Capital Partners Co I LP (the “Limited Partnership”). Blue Clay Capital Management, LLC is the investment manager for each of the Master Fund and the Limited Partnership and is the general partner of the Limited Partnership. Each of Gary Kohler, Brian Durst and Adam Wright has shared power to vote and dispose of such shares. Excludes 8,640 shares beneficially held individually by Mr. Wright.

(14)

Based upon joint statements on Schedule 13D filed with the SEC on June 13, 2014. Includes 381,177 shares owned directly by PW Partners Atlas Fund LP (“Atlas Fund”) and 52,575 shares beneficially held directly by Patrick Walsh. Mr. Walsh serves as the Managing Member of PW Partners Capital Management LLC (“PW Capital Management”) and the Managing Member and Chief Executive Officer of PW Partners Atlas Funds, LLC (“Atlas Fund GP”) and PW Partners, LLC (“Master Fund GP”). PW Capital Management serves as the investment manager of Atlas Fund. Atlas Fund GP serves as the general partner of Atlas Fund. Atlas Fund and Atlas Fund GP share voting and dispositive power over 381,177 shares; and Mr. Walsh and PW Capital Management share voting and dispositive power over 381,177 shares. The 381,177 shares owned directly by Atlas Fund are held in margin accounts.

Based on information provided to the Company by its directors and executive officers, except as disclosed in footnote (14) to the beneficial ownership table above, no director or executive officer holds shares beneficially owned by him or her in a margin account as collateral for a margin loan, and no shares beneficially owned by the Company’s directors and executive officers have been pledged as collateral for a loan.

NO OTHER MATTERS AT THE SPECIAL MEETING

The business of the meeting is limited to considering and voting upon the proposals set forth in the notice of this meeting and described in this Proxy Statement.

ADMITTANCE TO SPECIAL MEETING

You are entitled to attend the special meeting only if you were a Famous Dave’s shareholder as of the close of business on the record date for the meeting or hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance. In addition, if you are a record holder, your name may be verified against the list of record holders on the record date prior to being admitted to the meeting. If you are not a record holder but hold common stock through a broker or nominee (i.e., in street name), you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, or other similar evidence of ownership.

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing the proxy, proxy statement and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by the Company for their expenses in doing so. Proxies may be solicited personally, by telephone, by telegram or by special letter.

Exhibit A

FAMOUS DAVE’S OF AMERICA, INC.

2015 EQUITY INCENTIVE PLAN

(Effective May 5, 2015, pursuant to Section 11.8)

1. General.

1.1 Purpose. The purpose of the 2015 Equity Incentive Plan (the “Plan”) of Famous Dave’s of America, Inc. (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate Employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value per share, of the Company (“Common Stock”) on terms determined under this Plan.

1.2 Eligible Participants. Employees, Directors and Consultants are eligible to receive Incentives. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

1.3 Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) Incentive Stock Options and non-statutory stock options (Section 4); (b) stock appreciation rights (“SARs”) (Section 5); (c) stock awards, restricted stock awards and restricted stock unit awards (Section 6); (d) performance awards (Section 7), and (e) other forms of Incentives valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (with the Board having sole and complete authority to determine the persons to whom and the time or times at which such other forms of Incentives will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted and all other terms and conditions of such other Incentives. Subject to the specific limitations provided in this Plan, payment of Incentives may also be in the form of cash, Common Stock or combinations thereof as the Board shall determine, and with such other restrictions as it may impose.

1.4 Status of Prior Plan. The Plan is intended as a new equity incentive plan that is separate from the Company’s 2005 Stock Incentive Plan (the “Prior Plan”). Following the Effective Date, no additional Incentives may be granted under the Prior Plan. Any shares of Common Stock that are set aside under the Prior Plan’s share reserve but which are not subject to any outstanding Incentives under the Prior Plan as of 12:01 a.m. Central Standard Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available for use under the Prior Plan at such time and will be added to this Plan’s Share Reserve (as further described in Section 3.1) and be then immediately available for issuance pursuant to Incentives. In addition, from and after 12:01 a.m. Central Standard Time on the Effective Date, all outstanding Incentives granted under the Prior Plan will remain subject to the terms of the Prior Plan. All Incentives granted on or after 12:01 a.m. Central Standard Time on the Effective Date of this Plan will be subject to the terms of this Plan.

2. Administration.

2.1 Administration by the Board. The Plan shall be administered by the board of directors of the Company (the “Board”). The Board may delegate administration of the Plan to a stock option or compensation committee of the Board to whom authority has been delegated by the Board, in accordance with Section 2.3 (a “Committee”).

2.2 Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a)       To determine: (i) who will be granted Incentives; (ii) when and how each Incentive will be granted; (iii) what type of Incentive will be granted; (iv) the provisions of each Incentive (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Incentive; (v) the number of shares of Common Stock subject to, or the cash value of, an Incentive; and (vi) the Fair Market Value applicable to an Incentive.

(b)       To construe and interpret the Plan and Incentives granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Incentives. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any written agreement (an “Incentive Agreement”) between the Company and a person to whom an Incentive is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Incentive (a “Participant”), in a manner and to the extent it will deem necessary or expedient to make the Plan or Incentive fully effective.

(c)       To settle all controversies regarding the Plan and Incentives granted under it.

(d)       To accelerate, in whole or in part, the time at which an Incentive may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(e)       To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Incentive Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Incentive without his or her written consent except as provided in subsection (viii) below.

(f)       To submit the Plan and any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Internal Revenue Code of 1986, as amended (including the regulations promulgated thereunder, the “Code”) regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to “covered employees” (within the meaning of Section 162(m)(3) under the Code), (B) Section 422 of the Code regarding incentive stock options, or (C) Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “Exchange Act”) (“Rule 16b-3”).

(g)       To approve forms of Incentive Agreements for use under the Plan and to amend the terms of any one or more Incentives, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Incentive Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Incentive will not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, (A) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (B) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Incentives without the affected Participant’s consent: (1) to maintain the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (2) to change the terms of an Incentive Stock Option, if such change results in impairment of the Incentive solely because it impairs the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (3) to clarify the manner of exemption from, or to bring the Incentive into compliance with, Section 409A; or (4) to comply with other applicable laws or securities exchange rule or listing requirements.

(h)       Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Incentives.

(i)       To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Incentive Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

2.3 Delegation to Committee.

(a)       General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or re-vest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(b)       Section 162(m) and Rule 16b-3 Compliance. The Committee shall consist of not less than two (2) Directors. During any time period in which the Company has a class of equity securities registered under Section 12 of the Exchange Act, each such Committee member or, if applicable, each member of a subcommittee to which power to administer the Company’s equity incentive plans and compensation under Section 162(m) under the Code, has been delegated, shall be an “outside director” within the meaning of Section 162(m) under the Code and a “non-employee director” within the meaning of Rule 16b-3.

2.4 Delegation to an Officer. The Board may delegate to one (1) or more Directors or officers of the Company (within the meaning of Section 16 of the Exchange Act, “Officers”), subject to such terms, conditions and limitation as the Board may establish in its discretion, the authority to grant Incentives; provided, however, that the Board shall not delegate such authority (i) with respect to grants of Incentives to be made to Officers or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) under the Code, applicable exchange rules or applicable corporate law.

2.5 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

2.6 Cancellation and Re-Grant of Incentives. Except in connection with a Capitalization Adjustment, neither the Board nor any Committee will have the authority to: (a) reduce the exercise, purchase or strike price of any outstanding Options or SAR under the Plan; or (b) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Incentives under the Plan, unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event.

3. Shares Subject to the Plan.

3.1. Number of Shares. Subject to adjustment in connection with a Capitalization Adjustment, the number of shares of Common Stock which may be issued under the Plan shall not exceed 350,000 shares of Common Stock, which number is the sum of the number of shares subject to the Prior Plan’s Available Reserve, plus an additional 95,238 shares. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. For purposes of clarification, the award of any Incentives payable only in cash will not reduce the number of shares of Common Stock remaining and available to be issued under the Plan. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan

3.2. Share Counting.

(a)       To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 5.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option.

(b)       In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(c)       To the extent that the full number of shares subject to a performance share award other performance based-stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(d)       In the event that shares of Common Stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(e)       Shares withheld or deducted from an Incentive in satisfaction of tax withholding obligations on an Incentive or as consideration for the exercise or purchase price of an Incentive shall not be added back to the Plan share reserve and shall not again become available for issuance under the Plan.

3.3 Incentive Stock Option Limit. Subject to Section 9.1 relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 350,000 shares of Common Stock.

3.4 Section 162(m) Limitations. Subject to Section 9.1 relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply:

(a)       A maximum of 350,000 shares of Common Stock subject to stock options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Incentive is granted may be granted to any Participant during any calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Incentive will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Incentive is approved by the Company’s shareholders.

(b)       A maximum of 350,000 performance shares may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(c)       A maximum of $2,000,000 may be granted as a performance cash awards to any one Participant during any one calendar year.

3.5 Limitation on Awards Granted to Non-Employee Directors. No Director who is not also an Employee may be granted any Incentive or Incentives denominated in shares that exceed in the aggregate $500,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Incentive made pursuant to any election by the Directors to receive an Incentive in lieu of all or a portion of annual and committee retainers and meeting fees.

3.6 Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued Common Stock.

4. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted under this Plan shall be subject to the following terms and conditions:

4.1 Price. The option price per share shall be determined by the Board, subject to adjustment under Section 9.1; provided that option price shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

4.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

4.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.2, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Board at the time of grant, but shall not become exercisable more quickly than ratably over three years unless the Board determines in its discretion that a faster schedule is warranted.

4.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Board, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Board, or (d) in any other form of legal consideration that may be acceptable to the Board or is specified in the applicable Incentive Agreement. The shares of Common Stock delivered by the participant pursuant to Section 4.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Board. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

4.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant Incentive Stock Options:

(a)       To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as non-statutory stock options, notwithstanding any contrary provision of the applicable Incentive Agreement(s).

(b)       Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Board shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)       All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d)       Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(e)       The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(f)       If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

5. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 5.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Board (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR under this Plan shall be subject to the following terms and conditions:

5.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

5.2. Duration. Subject to earlier termination as provided in Section 10.2, the term of each SAR shall be determined by the Board but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Board, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.

5.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 5.4.

5.4. Payment. Subject to the right of the Board to deliver cash in lieu of shares of Common Stock (which, as it pertains to Officers and Directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

(a)       the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Board at the time of grant, subject to adjustment under Section 10.6); by

(b)       the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Board may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

6. Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. Restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. Restricted stock units evidence the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

6.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Board.

6.2. Sale Price. The Board shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among Participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

6.3. Restrictions. All shares of restricted stock transferred or sold hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Board may determine, which restrictions shall lapse over a period not less than three years from the date of grant, including, without limitation any or all of the following:

(a)       a prohibition against either the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)       a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, any right to all or a part of such shares or units in the event of termination of his or her employment or consulting engagement during any period in which such shares or units are subject to restrictions; and

(c)       such other conditions or restrictions as the Board may deem advisable.

6.4. Escrow. In order to enforce the restrictions imposed by the Board pursuant to Section 6.3, the Participant receiving restricted stock or restricted stock units, as applicable, shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2015 Equity Incentive Plan of Famous Dave’s of America, Inc. (the “Company”), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

6.5. Issuance and Delivery of Shares. Subject to Section 10.6, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. In the case of restricted stock units, no shares shall be issued at the time such restricted stock units are granted. Subject to Section 10.6, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

6.6. Shareholder. Subject to the terms and conditions of the Plan, each Participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

7. Performance Awards.

7.1 Performance Shares. A performance share is an Incentive (covering a number of shares not in excess of that set forth in Section 3.4(b) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion; provided, however, that any Performance Period shall be at least one year in length. The grant of performance shares to a Participant shall not create any rights in such Participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an Incentive. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established. In addition, to the extent permitted by applicable law and the applicable Incentive Agreement, the Board may determine that cash may be used in payment of performance shares.

7.2 Performance Cash Awards. A performance cash award is a cash award (for a dollar value not in excess of that set forth in Section 3.4(c) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. At the time of grant of a performance cash award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion; provided, however, that any Performance Period shall be at least one year in length. The Board may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a Participant to have the option for his or her performance cash award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

7.3 Board Discretion. The Board retains the discretion to at any time reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

7.4 Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Incentive intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Incentive no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Incentive intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, options, cash or other benefits granted, issued, retainable and/or vested under an Incentive on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

8. Covenants of the Company.

8.1 Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Incentives.

8.2. Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Incentives and to issue and sell shares of Common Stock upon exercise of the Incentives; provided, however, that this undertaking will not require the Company to register under the Securities Act of 1933 (including the regulations promulgated thereunder, the “Securities Act”) the Plan, any Incentive or any Common Stock issued or issuable pursuant to any such Incentive. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Incentives unless and until such authority is obtained. A Participant will not be eligible for the grant of an Incentive or the subsequent issuance of cash or Common Stock pursuant to the Incentive if such grant or issuance would be in violation of any applicable securities law.

8.3 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising any Incentive. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Incentive or a possible period in which the Incentive may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Incentive to the holder of such Incentive.

9. Adjustments upon Changes in Common Stock; Other Corporate Events.

9.1 Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a) and the shares of Common Stock issuable pursuant to any Incentive, the exercise price of any stock option or SAR, the performance goals for any Incentive, and other provisions of this Plan and outstanding Incentives, in order to reflect the change in the Common Stock and to provide Plan participants with the same relative rights before and after such adjustment. The Board will make such adjustments, and its determination will be final, binding and conclusive.

9.2 Dissolution or Liquidation. Except as otherwise provided in the Incentive Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Incentives (other than Incentives consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, however, that the Board may, in its sole discretion, cause some or all Incentives to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Incentives have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

9.3 Corporate Transaction. The following provisions will apply to Incentives in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Incentive or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Incentive. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Incentives, contingent upon the closing or consummation of the Corporate Transaction:

(a)       arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Incentive or to substitute a similar stock award for the Incentive (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(b)       arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Incentives to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(c)       accelerate the vesting, in whole or in part, of the Incentive (and, if applicable, the time at which the Incentive may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Incentive terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(d)       arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Incentive;

(e)       cancel or arrange for the cancellation of the Incentive, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(f)       make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Incentive immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Incentives or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Incentive prior to the earlier of (i) the effective time of the Corporate Transaction and (ii) the effectiveness of such action(s) with respect to the Incentives.

9.4. Change in Control. In the event of a Change in Control (as defined in Section 11.3), the Board or a comparable committee of any corporation assuming the obligations of the Company hereunder shall declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding Stock Options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to Participant or they will terminate, and that all performance shares granted to Participants are deemed earned at 100% of target levels and shall be paid. In connection with any declaration pursuant to this Section 9.4, the Board may, but shall not be obligated to, cause a cash payment to be made to each Plan participant who holds a stock option or SAR that is terminated in an amount equal to the product obtained by multiplying (x) the amount (if any) by which the Transaction Proceeds Per Share (as defined in Section 11.14) exceeds the exercise price per share covered by such stock option times (y) the number of shares of Common Stock covered by such stock option or SAR.

The Board may restrict the rights of Plan participants or the applicability of this Section 9.4 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Incentive pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10. General.

10.1. Effective Date. The Plan will become effective the Effective Date. Unless approved by the shareholders within one year after the date of the Plan’s adoption by the Board of Directors, the Plan shall not be effective for any purpose.

10.2. Duration.

(a)       The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company. No Incentives may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)       Suspension or termination of the Plan will not impair rights and obligations under any Incentive granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

10.3 Corporate Action Constituting Grant of Incentives. Corporate action constituting a grant by the Company of an Incentive to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the Incentive Agreement, instrument, certificate, or letter evidencing the Incentive is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Incentive Agreement as a result of a clerical error in the papering of the Incentive Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Incentive Agreement.

10.4. Non-transferability of Incentives. No stock option, SAR, restricted stock, restricted stock unit or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

10.5. Effect of Termination or Death. In the event that a Participant ceases to be an Employee Director, or Consultant for any reason, including death or disability, any Incentives may be exercised (or payments or shares may be delivered thereunder) or shall expire at such times as may be determined by the Board and, if applicable, set forth in the Incentive Agreement.

10.6. Investment Assurances; Additional Condition. Notwithstanding anything in this Plan to the contrary, the Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Incentive, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Incentive; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Incentive for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Incentive has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock. If at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.7. Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Board. The Board may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

10.8. Withholding. Unless prohibited by the terms of an Incentive Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Incentive by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Incentive; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Incentive as a liability for financial accounting purposes); (iii) withholding cash from an Incentive settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Incentive Agreement. If a Participant desires and the Board permits, Participant the Participant may satisfy its obligation to pay to the Company the amount required to be withheld by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”). Each Election must be made prior to the Tax Date. The Board may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9. No Continued Employment, Engagement or Right to Corporate Assets. Nothing in the Plan, any Incentive Agreement or any other instrument executed thereunder or in connection with any Incentive granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Incentive was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a

Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be. Nothing contained in the Plan shall be construed as giving an Employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10. Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Incentive to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Incentive that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Incentive that is so reduced or extended.

10.11 Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

10.12. Deferral Permitted. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Incentive may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A.

10.13. Amendment of the Plan. The Board may amend, modify, suspend, discontinue or terminate the Plan or any portion of the Plan at any time as it deems necessary or advisable; provided, however, any amendment or modification that (a) increases the total number of shares available for issuance pursuant to Incentives granted under the Plan (except as contemplated by the provisions of Section 9.1 relating to Capitalization Adjustments), (b) deletes or limits the provision of Section 2.6 (Cancellation and Re-Grant of Incentives), or (c) requires the approval of the Company’s shareholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s shareholders. Except as provided in the Plan (including Section 2.2(g)) or an Incentive Agreement, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair a Participant’s rights under an outstanding Incentive without his or her written consent, provided that such consent shall not be required with respect to any Plan amendment, modification or other such action if the Board determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Incentive.

10.14. Code Section 409A Provisions. Unless otherwise expressly provided for in an Incentive Agreement, the Plan and Incentive Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Incentives granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Incentive granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Incentive Agreement evidencing such Incentive will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and to the extent an Incentive Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Incentive Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Incentive Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Incentive that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

10.15. Clawback/Recovery. All Incentives granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Incentive Agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

11. Additional Definitions.

11.1 Affiliate. “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

11.2 Capitalization Adjustment. A “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Incentive after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

11.3. Change in Control. A “Change in Control” means any of the following:

(a)       Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 11.3, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (iv) any acquisition pursuant to a transaction that complies with Sections 11.3(c)(1), 11.3(c)(2) and 11.3(c)(3);

(b)       Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(c)       Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Incentives subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply; provided, further, that no Change in Control shall be deemed to occur upon announcement or commencement of a tender offer or upon a potential takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the Change in Control actually occur. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

11.4. Corporate Transaction. “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a)       a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(b)       a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(c)       a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d)       a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

11.5 Employee. “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

11.6 Consultant. “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act of 1933 is available to register either the offer or the sale of the Company’s securities to such person.

11.7 Director. “Director” means a member of the Board.

11.8 Effective Date. “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of shareholders of the Company held in 2015 provided this Plan is approved by the Company’s shareholders at such meeting.

11.9 Fair Market Value. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(a)       If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(b)       Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(c)       In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

11.10 Incentive Stock Option. “Incentive Stock Option” means a stock option that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

11.11 Performance Criteria. “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Incentive is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

11.12 Performance Goals. “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

11.13 Performance Period. “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Incentive. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

11.14 Transaction Proceeds Per Share. “Transaction Proceeds Per Share” in connection with a Change in Control shall mean the cash plus the Fair Market Value of the non-cash consideration to be received per share by the shareholders of the Company upon the occurrence of the transaction.

FAMOUS DAVE’S OF AMERICA, INC.

AMENDMENT NO. 1 TO

2015 EQUITY INCENTIVE PLAN

This Amendment No. 1 dated July 30, 2015 (this “Amendment”) amends the 2015 Equity Incentive Plan (the “Plan”) of Famous Dave’s of America, Inc. (the “Company”). Except as otherwise explicitly set forth herein, all provisions of the Plan shall remain in full force and effect. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Plan.

WHEREAS, the Plan was adopted by the Company pursuant to resolutions of the Board of Directors in February 2015 and approved by the Company’s shareholders on May 5, 2015; and

WHEREAS, the Board of Directors approved the substance of this Amendment on July 15, 2015 and, accordingly, the Company desires to amend the Plan as hereinafter provided.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Amendment to Definition of Change in Control. Section 11.3 of the Plan is hereby amended to read in its entirety as follows:

“11.3. Change in Control. A “Change in Control” means any of the following:

(a)       Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 11.3, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (iv) any acquisition pursuant to a transaction that complies with Sections 11.3(b)(1), 11.3(b)(2) and 11.3(b)(3);

(b)       Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(c)       Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Incentives subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply; provided, further, that no Change in Control shall be deemed to occur upon announcement or commencement of a tender offer or upon a potential takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the Change in Control actually occur. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.”

2. Effective Date. This Amendment shall be effective as of the date hereof.

FAMOUS DAVE’S OF AMERICA, INC.

AMENDMENT NO. 2 TO

2015 EQUITY INCENTIVE PLAN

This Amendment No. 2 dated October 12, 2015 (this “Amendment”) amends the 2015 Equity Incentive Plan of Famous Dave’s of America, Inc. (the “Company”), as amended by Amendment No. 1 thereto (as so amended, the “Plan”). Except as otherwise explicitly set forth herein, all provisions of the Plan shall remain in full force and effect. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Plan.

WHEREAS, the Company desires to amend the Plan as hereinafter provided in order to increase the number of shares of Common Stock issuable under the Plan from 350,000 to 700,000 and to amend Section 9.4 of the Plan; and

WHEREAS, the Board of Directors approved the substance of this Amendment as of October 12, 2015 and, accordingly, the Company desires to amend the Plan as hereinafter provided.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Increase in Number of Shares Subject to the Plan. Section 3.1 of the Plan is amended to read in its entirety as follows:

“3.1. Number of Shares. Subject to adjustment in connection with a Capitalization Adjustment, the number of shares of Common Stock which may be issued under the Plan shall not exceed 700,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. For purposes of clarification, the award of any Incentives payable only in cash will not reduce the number of shares of Common Stock remaining and available to be issued under the Plan. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.”

2. Amendment to Section 9.4. Section 9.4 of the Plan is hereby amended to read in its entirety as follows:

“9.4. Change in Control. In the event of a Change in Control (as defined in Section 11.3), the Board or a comparable committee of any corporation assuming the obligations of the Company hereunder may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding Stock Options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to Participant or they will terminate, and that all performance shares granted to Participants are deemed earned at 100% of target levels and shall be paid. In connection with any declaration pursuant to this Section 9.4, the Board may, but shall not be obligated to, cause a cash payment to be made to each Plan participant who holds a stock option or SAR that is terminated in an amount equal to the product obtained by multiplying (x) the amount (if any) by which the Transaction Proceeds Per Share (as defined in Section 11.14) exceeds the exercise price per share covered by such stock option times (y) the number of shares of Common Stock covered by such stock option or SAR.

The Board may restrict the rights of Plan participants or the applicability of this Section 9.4 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Incentive pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.”

3. Effective Date.

(a)       The increase in the number of shares of Common Stock issuable under the Plan pursuant to Section 1 of this Amendment shall be effective upon receipt of approval for such increase by the Company’s shareholders, and shall be subject to and contingent upon receipt of such approval.

(b)       The amendment to Section 9.4 of the Plan pursuant to Section 2 of this Amendment shall be effective as of the date hereof and is not subject to or contingent upon receipt of shareholder approval.

FAMOUS DAVE’S OF AMERICA, INC. 12701 WHITEWATER DRIVE SUITE 200 MINNETONKA, MN 55343

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors or a special committee thereof recommends you vote FOR proposals 1. and 2.
				For	Against	Abstain

1.   To amend the Second Amended and Restated Bylaws, as amended, to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, the Company and its shareholders.

				☐	☐	☐
	2. To approve an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 350,000 shares to 700,000.			☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

FAMOUS DAVE’S OF AMERICA, INC. Special Meeting of Shareholders This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Adam J. Wright and Richard Pawlowski, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FAMOUS DAVE’S OF AMERICA, INC. (the “Company”), that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 4:00 p.m., Central Time, on November 16, 2015, at the Company’s office at 12701 Whitewater Drive, Minnetonka, MN 55343, and any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

Continued and to be signed on reverse side